UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

	FORM	8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):			February 9, 2021
CATERPILLAR INC.
(Exact name of registrant as specified in its charter)
Delaware	1-768		37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S Employer Identification No.)

510 Lake Cook Road,	Suite 100,	Deerfield,	Illinois	60015
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code:		(224)	551-4000
Former name or former address, if changed since last report:			N/A

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
9 3/8% Debentures due March 15, 2021	CAT21	The New York Stock Exchange
8% Debentures due February 15, 2023	CAT23	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2021, and effective as of that date, Caterpillar Inc. (the "Company") filed a Change of Registered Agent and/or Registered Office (the "Certificate of Change") with the Secretary of State of the State of Delaware to change the Company's registered agent to Corporation Service Company, and its registered office to 251 Little Falls Drive, County of New Castle, Wilmington, Delaware 19810. The Certificate of Change was approved by the Company's Board of Directors in accordance with Delaware Law and has the effect of amending Article II of the Restated Certificate of Incorporation of the Company. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on February 3, 2021, and effective as of that date, the Company filed a Restated Certificate of Incorporation (the "Restated Certificate") with the Secretary of the State of Delaware, integrating provisions of the Certificate of Change. The Restated Certificate was approved by the Company's Board of Directors in accordance with Delaware and only restated and integrated, but did not further amend the Restated Certificate. The foregoing description of the Company's Restated Certificate is qualified in all respects by reference to the text of the Restated Certificate, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01    Financial Statements and Exhibits
    (d) Exhibits.

Exhibit
Number	Description

3.1	Change of Registered Agent Form

3.2	Restated Certificate of Incorporation

3.3	Marked Restated Certificate of Incorporation

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

February 9, 2021	By:	/s/ Suzette M. Long
Suzette M. Long Chief Legal Officer & General Counsel